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                            SUBSIDIARY SECURITY AGREEMENT


         THIS SUBSIDIARY SECURITY AGREEMENT is made and entered into as of September 30, 1996, by and between the Persons listed on the signature pages hereto under the caption "Debtor" (individually a "Debtor" and collectively, the "Debtors"), and KEYBANK NATIONAL ASSOCIATION (the "Secured Party"), as agent for itself and the other financial institutions listed on the signature pages of the Loan Agreement (as defined below), and their successors and assigns. The Secured Party and such other financial institutions may be referred to hereinafter individually as a "Bank" or collectively as the "Banks."

                                       RECITALS

         A. Gray Communications Systems, Inc., a Georgia corporation (the "Borrower"), directly or indirectly owns all of the issued and outstanding stock of the Debtors.

         B. The Borrower, the Secured Party, NationsBank, N.A. (South), as Co-Agent, and the other Banks have entered into a Loan Agreement dated as of September 23, 1996 (as the same may be extended, amended, restated or modified from time to time, the "Loan Agreement"), which is hereby incorporated herein by this reference, pursuant to which the Banks have agreed to make available to the Borrower up to $53,500,000 on a reducing revolving credit basis and up to $71,500,000 on a revolving credit converting to a term loan basis. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. The Borrower may also be indebted to a Bank or an Affiliate of a Bank from time to time in respect of Rate Hedging Obligations.

         C. In order to induce the Secured Party and the Banks to enter into the Loan Agreement and to ensure that the Loans made pursuant to the Loan Agreement will be secured as provided herein, the Debtors (i) have entered into a Subsidiary Guaranty, of even date herewith (as the same may be extended, amended, restated or modified from time to time, the "Guaranty"), pursuant to which the Debtors have guaranteed payment of the Obligations of the Borrower under the Loan Agreement, the Notes and the Collateral Documents and (ii) have agreed to enter into this Agreement pursuant to which the Debtors grant to the Secured Party a first priority security interest in the personal property of the Debtors as security for the Guaranteed Obligations of the

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Debtors under the Guaranty and the Obligations of the Borrower under the Loan
Agreement.

         D. It is a condition precedent to the extensions of credit to the Borrower under the Loan Agreement that the Debtors, among other things, shall have executed and delivered this Agreement.

         E. The Borrower and the Debtors share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses. The Borrower provides certain centralized financial, accounting and management services to the Debtors, and the making of the Loans will facilitate the expansion and enhance the overall financial strength and stability of the Borrower's corporate group, including the Debtors. Accordingly, the Debtors will derive substantial benefits as a result of the extensions of credit to the Borrower under the Loan Agreement, which benefits are hereby acknowledged by the Debtors, and the Debtors, therefore, desire to enter into this Agreement in order to satisfy the condition precedent described in the preceding paragraph.

         F. The Banks have appointed the Secured Party as their agent for the purpose, among other things, of protecting and preserving the security for the repayment of the Borrower's obligations under the Loan Agreement.


                                      AGREEMENTS

         In consideration of the foregoing Recitals, and of the agreements made herein, and of the Loans made or to be made by the Banks to the Borrower, which will be of material economic benefit to the Debtors, the Debtors and the Secured Party, on behalf of the Banks, agree as follows:

         1.   GRANT OF SECURITY INTEREST.

         1.1 COLLATERAL. Each Debtor hereby grants to the Secured Party, for the benefit of the Banks, ratably in proportion to the total Secured Obligations (as that term is defined below) owing at any time to the Banks, a first priority security interest in all of such Debtor's personal property, both tangible and intangible, whether presently owned or existing or hereafter acquired or arising and wheresoever located, and all books, records, computer printouts, tapes, disks, ledger sheets,


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files and other data relating thereto, including without limitation:

              (a) all inventory of such Debtor, including all goods, raw materials, work in process, merchandise, goods in transit to such Debtor for which payment has been made, and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in such Debtor's business (all hereinafter called the "Inventory");

              (b) all accounts receivable, contracts, contract rights (including, without limitation, any arising out of leases or licenses of real or personal property), rights to payment, programming agreements, tax refunds, claims, chattel paper, letters of credit, documents, drafts and accounts, including, without limitation, all of the same evidencing or representing indebtedness due or to become due to such Debtor for its own account or on account of goods sold or leased or to be sold or leased by such Debtor, or services rendered or to be rendered by such Debtor (all hereinafter called the "Accounts");

              (c)  all right, title and interest of such Debtor in and to:

                   (i) all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto (collectively, the "Copyrights");

                   (ii) all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or thereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world (collectively, the "Patents");

                   (iii) all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without


                                        - 3 -

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         limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark (collectively, the "Trademarks");

                   (iv) (A) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the business of such Debtor; (B) all licenses or user or other agreements granted to such Debtor with respect to the Copyrights, Patents, Trademarks or any of the foregoing; (C) all information, customer lists, identification of suppliers, data, plans, blueprints specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to the operation by such Debtor of its business; (D) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured and which pertain to such Debtor's business; (E) all accounting information which pertains to such Debtor's business and all media in which or on which any of the information or knowledge or data or records which pertain to such business may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (F) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by such Debtor pertaining to the operation of its business; and (G) all causes of action, claims and warranties now or hereafter owned or acquired by such Debtor in respect of any of the items listed above; and

                   (v) all money, deposit accounts, insurance proceeds, securities, partnership interests, notes, instruments, licenses, franchises, permits, authorizations, agreements, leases, and general intangibles of such Debtor, including, without limitation, goodwill, going concern value, all of such


                                        - 4 -

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         Debtor's rights under or relating to any Licenses and the proceeds of any Licenses, and all rights incident or appurtenant to such Licenses and the right to receive all proceeds derived from or in connection with the sale, assignment or transfer thereof; PROVIDED, HOWEVER, that such security interest shall include the Licenses granted by the FCC only at such times and to the extent (but only to the extent) that such Debtor is permitted to grant a security interest therein under applicable provisions of the Communications Act of 1934, as amended, and the rules and regulations of the FCC promulgated thereunder, but shall include at all times, to the maximum extent permitted by law, all rights incident or appurtenant to such Licenses and the right to receive all proceeds derived from or in connection with the sale, assignment or transfer of such Licenses or any Station (all of the foregoing items of collateral referenced in this Subsection 1.1(c), including, without limitation, the Copyrights, the Patents and the Trademarks, being hereinafter called the "Intangibles");

              (d) all of such Debtor's furniture, fixtures, trade fixtures, machinery, equipment, antennas, towers, transmitting and receiving equipment, computers, pagers, satellite earth stations, microwave equipment, appliances, motor vehicles, furnishings, leasehold improvements, operating and testing equipment, amplifiers and other electronic equipment, parts, supplies and tools (all hereinafter called the "Equipment");

              (e)  all of such Debtor's rights as a seller of goods under
Article 2 of the Uniform Commercial Code or otherwise with respect to Inventory and Equipment, and, as to goods represented by or securing any of the Accounts, all of such Debtor's rights therein, including, without limitation, rights as an unpaid vendor or lienor and including rights of stoppage in transit, replevin and reclamation;

              (f) all guarantees, mortgages or security interests in real or personal property, leases or other agreements or property now or hereafter securing or relating to any of the items referred to above in favor of such Debtor, or now or hereafter acquired for the purpose of securing and enforcing any of such items in favor of such Debtor, and the proceeds thereof;


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              (g)  all rents, revenues, proceeds, issues, profits, royalties, income and other benefits derived from real estate, and from any improvements or fixtures thereon owned by such Debtor;

              (h) all right, title and interest of such Debtor in and to all proceeds of insurance and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of any real estate, or any improvements or fixtures thereon, including, without limitation, any awards resulting from any damage to any real estate, improvements or fixtures for which compensation shall be given by any governmental authority;

              (i) all the proceeds, products, income and profits of any of the foregoing and the proceeds of any such proceeds, products, income and profits; and

              (j) all right, title and interest of such Debtor in or to all instruments and documents covering or relating to the above described Collateral (as defined below) or to the property described in or represented by the Accounts (all such instruments and documents being called the "Related Documents");

PROVIDED, HOWEVER, that, with respect to any agreement, lease or contract right which prohibits the grant of a security interest in such Debtor's interest therein or the assignment thereof, such grant of a security interest or assignment shall be limited to the account or general intangible for money due or to become due relating to or arising out of such agreement, lease or contract right.

All of the foregoing property in which the Secured Party has been granted a security interest is hereinafter collectively referred to as the "Collateral".

         1.2 OBLIGATIONS SECURED. The security interests of the Secured Party under this Agreement secure (a) the payment and performance of all indebtedness, Obligations and liabilities of the Borrower arising at any time and from time to time, now or in the future, pursuant to the Loan Agreement or any Collateral Document, including, without limitation, such obligations as are evidenced by the Notes; (b) the payment and performance of all obligations and liabilities of the Borrower arising at any time and from time to time, now or in the future, pursuant to any agreement with a Bank or an Affiliate of a Bank with respect to Rate Hedging Obligations; (c) performance by the Debtors of the obligations and liabilities under the Guaranty and the agreements


                                        - 6 -

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set forth herein, in the Loan Agreement and in the Collateral Documents; (d) all
payments made or expenses incurred by the Secured Party under this Agreement, the Loan Agreement or the Collateral Documents, including, without limitation, reasonable attorneys fees and legal expenses, in the exercise, preservation or enforcement of any of the rights, powers or remedies of the Secured Party, or in the enforcement of the obligations of the Debtors, hereunder; and (e) any renewals, continuations or extensions of any of the foregoing (all of which are referred to herein as the "Secured Obligations").

         2. THE DEBTORS' REPRESENTATIONS AND WARRANTIES. Each Debtor represents and warrants to the Secured Party as follows, and these representations and warranties shall survive the execution hereof and the making of the Loans and shall be continuing until the termination of this Agreement:

         2.1 AUTHORITY. The execution, delivery and performance of this Agreement and any instruments or documents executed and delivered by such Debtor pursuant hereto are within such Debtor's corporate powers, have been duly authorized by all proper and necessary corporate and stockholder action, are not in contravention of law or the terms of the Certificate or Articles of Incorporation, By-Laws or other organizational documents of such Debtor or any provision of any material indenture, contract or agreement to which such Debtor is a party or by which it or any of its property is bound; and this Agreement constitutes a legal, valid and binding obligation of such Debtor enforceable in accordance with its terms except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency or like laws affecting creditors' rights generally and the application of equitable principles.

         2.2 TITLE. Except for Permitted Liens, such Debtor is and will be the sole owner of all of its Collateral, whenever acquired or arising, free and clear of all Liens or adverse claims.

         2.3 ACCOUNTS. Each account (as that term is defined in the Uniform Commercial Code) included in such Debtor's Accounts as shown on such Debtor's books and records, whether currently existing or hereafter arising, is or will be genuine and in all respects is or will be what it purports to be. The whole of the balance indicated as being unpaid and owing with respect to each such account on the books of such Debtor, is, and shall be, unpaid and owing, net of any reserves on the books of such Debtor.


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         2.4  NO OTHER NAMES.  Except as set forth under such Debtor's name on
SCHEDULE B hereto, such Debtor has conducted no business under any name other than the name in which it executed this Agreement.

         2.5 INTELLECTUAL PROPERTY. SCHEDULE A attached hereto sets forth a complete and accurate list of all registered Copyrights, Patents and Trademarks owned by such Debtor on the date hereof. Such Debtor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed on SCHEDULE A. All registrations for such Copyrights, Patents and Trademarks are valid and in full force and effect, and such Debtor owns or possesses the right to use all material Copyrights, Patents and Trademarks necessary for the operation of its business. To the best of such Debtor's knowledge, except as set forth on SCHEDULE A, (a) there is no violation by others of any right of such Debtor with respect to any material Copyright, Patent or Trademark and (b), to the best of such Debtor's knowledge, such Debtor is not infringing in any respect upon any copyright, patent or trademark of any other Person; and no proceedings have been instituted or are pending against such Debtor or, to such Debtor's knowledge, are threatened against such Debtor and no claim against such Debtor has been received by such Debtor, alleging any such violation.

         2.6 SOLVENCY. Such Debtor is not insolvent as defined in Title 11 of the United States Code or any other applicable federal or state bankruptcy or insolvency statute, nor, after giving effect to the consummation of the transactions contemplated in the Loan Agreement, will such Debtor be rendered insolvent by the execution and delivery of this Agreement. Such Debtor has not engaged, and is not about to engage, in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to the Secured Party incurred under the Guaranty and hereunder. Such Debtor does not intend to, and does not believe that it will, incur debts beyond its ability to pay them as they mature.

         3. COVENANTS. Each Debtor agrees and covenants with the Secured Party as follows:

         3.1 MAINTENANCE AND USE OF COLLATERAL. Such Debtor (a) shall keep all its Inventory and Equipment in good condition and repair, reasonable wear and tear excepted, and shall not commit any material waste thereof or permit anything to be done which may materially impair the value thereof; (b) shall observe

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and perform all material terms, conditions and covenants contained in any material agreements, leases, licenses, permits, Operating Agreements and franchises evidencing the Intangibles, including, without limitation, the Licenses; (c) shall use the Collateral only in the ordinary course of its business and not in material violation of any applicable License, permit, authorization, law, ordinance, regulation, rule, order, franchise or policy of insurance; and (d) shall take all commercially reasonable actions as may be necessary to keep all material Patents, Copyrights and Trademarks from becoming invalidated or subject to any claim of abandonment for non-use.

         3.2 TAXES. Except as expressly provided in the Loan Agreement, such Debtor shall pay and discharge promptly all taxes, assessments, license or permit fees and governmental charges or levies imposed upon it or in respect of its Collateral before the imposition of any penalty, as well as all lawful claims for labor, materials, supplies or other matters which, if unpaid, might become a Lien or charge upon its Collateral or any part thereof, and, upon request, deliver to the Secured Party evidence of the discharge of such taxes, assessments, charges or claims.

         3.3 SALE OR TRANSFER. Except as expressly provided in the Loan Agreement or herein, such Debtor shall not voluntarily or involuntarily sell, assign, lease, transfer, pledge, hypothecate or otherwise dispose of or encumber any of its Collateral or any interest therein, or permit any of such Collateral to become a fixture on or an accession to other goods or property. For purposes of this Section 3.3, the term "Collateral" shall be deemed to include the Licenses whether or not the Secured Party is permitted under existing law to hold a security interest therein.

         3.4 INSURANCE. Such Debtor will obtain and maintain a policy or policies of insurance insuring its Collateral in accordance with Section 7.3 of the Loan Agreement, the terms and provisions of which are hereby incorporated herein by this reference. In the event of any damage or destruction to such Debtor's Collateral or any part thereof, any and all proceeds of such insurance shall be delivered to the Secured Party. Such proceeds of insurance shall, (a) if no Event of Default or Possible Default then exists, be paid to such Debtor to be used solely for repair or replacement of the property so damaged, or (b) if an Event of Default or Possible Default then exists, be applied, in the Secured Party's discretion, against the Secured Obligations then outstanding, whether or not then due and payable. Such Debtor hereby appoints the Secured Party as its

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agent and attorney-in-fact (which appointment is coupled with an interest) with full power and authority to make proof of loss, to give a receipt for any sums collected under said policies and, in the event any insurance losses are paid by check, draft or other instrument payable to such Debtor and the Secured Party, to endorse such Debtor's name thereon and take such further steps on behalf of such Debtor as may be necessary to realize on such insurance.

         3.5 MAINTENANCE OF SECURITY INTEREST. Such Debtor shall do all things necessary or reasonably requested by the Secured Party to preserve and maintain the security interests of the Secured Party hereunder as a first lien in such Debtor's Collateral, except for Permitted Liens, and shall not permit the creation of any other Lien (other than Permitted Liens) in its Collateral. Such Debtor shall protect and defend its Collateral from and against any and all claims, demands or legal proceedings brought or asserted by any party other than the Secured Party in such capacity. Such Debtor shall, if requested by the Secured Party, execute and deliver and shall file or record, or cause to be filed or recorded, such notices, financing statements, continuation statements, certificates of title and other documents as the Secured Party may reasonably deem appropriate, and shall deliver to the Secured Party upon request therefor such insurance policies, securities, agreements, leases, franchises, licenses, permits, writings, documents, certificates, instruments or other Intangibles, as may be necessary to perfect the security interests of the Secured Party hereunder. Such Debtor shall bear the expenses of all such filings and actions. All documents which are being filed or recorded shall be in form and substance satisfactory to the Secured Party. Such Debtor shall do such further acts and things and execute and deliver to the Secured Party such additional conveyances, assignments, agreements and instruments as the Secured Party may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to better perfect, assure and confirm unto the Secured Party its rights, powers and remedies hereunder. Upon request by the Secured Party, such Debtor shall mark conspicuously all chattel paper and instruments with a legend, in form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby.

         3.6 RECORDS, STATEMENTS AND RELATED DOCUMENTS. Such Debtor agrees that (a) when reasonably requested to do so by the Secured Party, it will prepare and deliver to the Secured Party a schedule in form reasonably satisfactory to the Secured Party, certified by an authorized officer of such Debtor, listing the location by county and state of all such Debtor's Collateral; (b)

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it will keep accurate and complete records at all times with respect to its
Collateral and will deliver to the Secured Party copies of such records and such other information regarding its Collateral or account debtors which the Secured Party may reasonably request; and (c) at any reasonable time the Secured Party or its authorized representatives may enter the premises of such Debtor to examine such Debtor's Collateral and inspect and copy the books and records of such Debtor. Such Debtor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Copyrights, the Patents and the Trademarks, respectively, and such other reports in connection with the Copyrights, the Patents and the Trademarks as the Secured Party may reasonably request, all in reasonable detail.

         3.7 LOCATION. The principal and chief executive office of such Debtor is located at the address set forth under the name of such Debtor on SCHEDULE B attached hereto, and all of such Debtor's Collateral is located in the jurisdictions listed on SCHEDULE B attached hereto under the name of such Debtor. Such Debtor shall not move its principal and chief executive office or any of its Collateral, or any records relating thereto, from a county or other filing location listed on SCHEDULE B, without thirty days prior written notice to the Secured Party. If such Debtor acquires any Collateral in any jurisdiction not listed on SCHEDULE B under the name of such Debtor, it shall immediately notify the Secured Party.

         3.8 NOTICE. Such Debtor shall promptly notify the Secured Party of any loss, destruction or damage to any material portion of its Collateral.

         3.9 COLLECTION OF ACCOUNTS. Such Debtor agrees that it will use commercially reasonable efforts to collect all of its Accounts as the same become due.

         3.10 CHANGE OF NAME, IDENTITY OR CORPORATE STRUCTURE. Such Debtor shall not change its name, identity or corporate structure, voluntarily or involuntarily, except as expressly permitted in the Loan Agreement.

         4. RIGHT TO PERFORM FOR THE DEBTORS. If an Event of Default shall occur, subject to compliance with all applicable law, including, without limitation, the rules and regulations of the FCC and the applicable provisions of the Licenses, the Secured Party may, but shall not be obligated to, on behalf of each Debtor and in its name and stead, in addition to any other rights or remedies provided to the Secured Party by law or by

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this Agreement, perform any act, make any payment, discharge any obligation, collect any Account or money owed to such Debtor or otherwise act for such Debtor in such manner as the Secured Party in its sole discretion may deem necessary or advisable to protect, secure or enforce its interests, rights or remedies hereunder. Such Debtor shall pay to the Secured Party on demand the amounts of all such payments made or expenses incurred by the Secured Party, including reasonable attorneys' fees and legal expenses, in exercising any of the rights granted in this Section 4. The obligation to repay such amounts shall be one of the Secured Obligations secured hereby and shall bear interest at the Default Interest Rate.

         5. DEFAULT. The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default under this Agreement.

         6. REMEDIES. The Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in any applicable jurisdiction, as well as all rights and remedies provided by any other applicable law, at law or in equity, or herein, in the Loan Agreement or in any other instrument executed by any Debtor in favor of the Secured Party or the Banks. Without limiting the generality of the foregoing, the Secured Party shall also have the right to do any or all of the following (as set forth in Sections 6.1 through 6.7 below) upon the occurrence and during the continuance of an Event of Default and subject to compliance with all applicable rules and regulations of the FCC and any other applicable federal or state regulatory authority, and other applicable requirements of law:

         6.1 POSSESSION. Without notice, demand or hearing, any right to which is hereby waived by each Debtor, the Secured Party may take possession of all or any part of the Collateral and enter and remain upon the premises where such Collateral is located for the purpose of such possession and the exercise of the remedies provided herein, without the same being a trespass.

         6.2 ASSEMBLING COLLATERAL. The Secured Party may require each Debtor to assemble the Collateral and to make it available to the Secured Party at any mutually convenient place designated by the Secured Party.

         6.3 OPERATION. The Secured Party may take such measures, including the use or operation of the Collateral in each Debtor's business, or the repair, dismantling, removal or transportation of all or any part of the Collateral, as the

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Secured Party may deem necessary or proper for the care, protection, maintenance and preservation of the Collateral, for the preparation of the Collateral for sale, lease, or other disposition, or for the most advantageous beneficial exercise of its remedies hereunder. Without limiting the generality of the foregoing, the Secured Party shall have the right to apply for and have a trustee or receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of each Debtor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations until a sale or other disposition of such Collateral shall be finally made and consummated. Furthermore, each Debtor shall take any action which the Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Secured Party by this Agreement, including specifically, at such Debtor's own cost and expense, the use of its best efforts to assist in obtaining the approval of the FCC and any other applicable federal or state regulatory authority and any other third party for any action or transaction contemplated by this Agreement which is then required by law or the terms of any contract, agreement or License, permit or authorization.

         6.4  COLLECTION OF ACCOUNTS; SPECIAL ACCOUNT.

              (a) Without notice to the Debtors, the Secured Party may notify the account debtor obligated under any Account of the Secured Party's security interest therein and may direct such account debtor to make payment of all amounts due or to become due to the applicable Debtor thereunder directly to the Secured Party or any agent selected by it and, upon such notification, may enforce, or cause such agent to enforce, collection of any such Account in the same manner and to the same extent as such Debtor might have done. Effective upon the occurrence and during the continuance of an Event of Default, each Debtor hereby constitutes and appoints the Secured Party its true and lawful attorney (which appointment is coupled with an interest), with full power of substitution, either in the Secured Party's own name or in the name of such Debtor, to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under or by virtue of any Account; to endorse checks, drafts, orders and order instruments for the payment of money payable to such Debtor on account thereof; to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to sell, assign, pledge, transfer and make any agreement respecting, or otherwise deal with, the same.

              (b) Nothing in this Agreement shall be construed as requiring or obligating the Secured Party to make any demand or inquiry as to the nature or sufficiency of any payment received by it. The Secured Party shall not be obligated to present or file any claim or notice or to take any action with respect to any such Account, or the monies due or to become due thereunder, or the property covered thereby or by any Related Document. No action taken by the Secured Party or omitted to be taken with respect to any such Account shall give rise to any defense, counterclaim or offset in favor of any Debtor or to any claim or action against the Secured Party or any Bank.

              (c) Each Debtor agrees that all cash, proceeds, checks, drafts, orders and other instruments for the payment of money received by it on account of any Account or as a result of the sale, lease, destruction, condemnation or other voluntary or involuntary disposition of any Collateral, whether pursuant to the exercise of a right granted herein to such Debtor or otherwise, shall be additional Collateral of the Secured Party. All such proceeds shall be deposited in the form received (properly endorsed for collection where required) not later than the Banking Day following the day of receipt in a special bank account maintained with the Secured Party in such Debtor's name, over which the Secured Party alone shall have the right of withdrawal, for the payment of all of the Secured Obligations. Such Debtor shall not commingle any such collections or proceeds with any of its other funds or property and shall hold the same upon an express trust for the Secured Party until deposited in the special account, as aforesaid. In the event any Debtor shall obtain possession of any goods (as a result of their return or repossession or otherwise), the sale, lease or other disposition of which gave rise to an Account, such Debtor shall hold the same subject to the security interest of the Secured Party hereunder and to dispose of such goods, at its own expense and sole risk but for the account of the Secured Party, in such manner as the Secured Party may direct.

         6.5  TRANSFER OF INTANGIBLES.

              (a) The Secured Party shall have the right to take possession of any agreement, lease, License, permit or other document evidencing any of the Collateral, and may apply for or seek, on behalf of and as attorney-in-fact for each Debtor, any necessary consent to the voluntary or involuntary assignment, transfer, conveyance, sale, renewal, reissuance or other disposition of the same, and each Debtor shall cooperate fully with the Secured Party in doing so and shall take all actions requested by the Secured Party in furtherance thereof.

              (b) Each Debtor hereby constitutes and appoints the Secured Party its true and lawful attorney (which appointment is coupled with an interest) with full power of substitution, either in the Secured Party's own name or in the name of such Debtor, to assign, transfer and convey any and all of such Debtor's rights in and to any of the Intangibles, including without limitation, any License (to the extent permitted by law), to any purchaser of all or any of the Collateral pursuant to Section 6.6 hereof.

              (c) In connection with the exercise of its remedies under the Loan Agreement and this Agreement, the Secured Party may obtain the appointment of a trustee or receiver to obtain, upon receipt of all necessary judicial or other federal or state regulatory authority consents or approvals, an assignment of any Intangible, including, without limitation, any License. Such trustee or receiver shall have all rights and powers provided to it by law or by court order or provided to the Secured Party under this Agreement.

              (d) For the purpose of enabling the Secured Party to exercise rights and remedies under this Section 6 at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Debtor hereby grants to the Secured Party, to the extent assignable without violation of any third party rights, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation) to use, assign, license or sublicense any of the Intangibles, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

              (e) In the event of any sale, assignment or other disposition of any of the Trademarks, the goodwill of the applicable Debtor's business connected with and symbolized by such Trademarks subject to such disposition shall be included, and such Debtor shall supply to the Secured Party or its designee, for inclusion in such sale, assignment or other disposition, all Intangibles relating to such Trademarks.

         6.6  SALE OR DISPOSITION.

              (a) The Secured Party may sell, lease, assign, transfer, convey or otherwise dispose of any or all of the Collateral, as the Secured Party in its discretion may determine, by public or private sale. Except for items of Inventory or Equipment which are perishable or threaten to decline speedily in value or are of a type customarily sold on a recognized market, the Secured Party shall give each applicable Debtor at least ten days prior written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine, and the price and other terms shall be such as the Secured Party deems to be commercially reasonable. At any sale hereunder, to the extent permitted by law, the Secured Party or any Bank may become the purchaser. Any purchaser of any or all of the Collateral shall hold the same free from any claim or right of whatsoever kind, including, without limitation, any right or equity of redemption (statutory or otherwise), of any Debtor, any such right or equity being hereby expressly waived.

              (b) The Secured Party and the Banks shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Section conducted in a commercially reasonable manner. Each Debtor hereby waives any claims against the Secured Party and the Banks arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or less than the aggregate amount of the Secured Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree, PROVIDED that such private sale is conducted in a commercially reasonable manner.

         6.7 PROCEEDS. All proceeds from the sale or other disposition of Collateral by the Secured Party hereunder, all other moneys received by the Secured Party pursuant to the terms of this Agreement (whether through the exercise by the Secured Party of its right of collection of Accounts or otherwise) and all balances from time to time remaining in the special account required to be maintained by each Debtor under Section 6.4 shall be applied as follows:

              (a) First, to the payment of (i) all expenses incurred by the Secured Party in connection with this Agreement or the exercise of any right or remedy hereunder, or any sale or disposition, including, but not limited to, the expenses of taking, advertising, processing, insuring, preparing and storing the Collateral to be sold, all court costs and the Secured Party's legal fees in connection therewith, and (ii) all advances made by the Secured Party hereunder for the account of any Debtor;

              (b) Next, to the payment of the unpaid principal amount due and owing on any of the Secured Obligations in accordance with the terms thereof, together with interest thereon to the date of payment; the remainder to be held as security for the Debtors' payment of any Secured Obligations not then due and owing, together with interest accrued and accruing thereon; and

              (c) Finally, any surplus remaining to be paid over to the Debtors or as a court of competent jurisdiction may direct.

With respect to any application pursuant to clause (b) above, such proceeds, moneys or balances may be applied, at the sole discretion of the Secured Party and to the extent of the amount thereof, to discharge in whole or in part the most recently incurred and unpaid Secured Obligation, notwithstanding any manifestation of an intent to the contrary expressed in writing or otherwise by any Debtor at any time. Upon any sale of Collateral by the Secured Party (whether pursuant to a power of sale granted by a statute or under a judicial proceeding), the receipt of the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer, or be answerable in any way for the misapplication thereof. Notwithstanding the sale or other disposition of any Collateral by the Secured Party hereunder, the Borrower and each Debtor shall remain liable for any deficiency.

         7. REMEDIES CUMULATIVE. All rights, remedies or powers conferred upon the Secured Party herein or by law shall be cumulative and concurrent at the option of the Secured Party, and the Secured Party may foreclose or exercise the power of sale or any other remedy available to it successively upon, and during the continuance of, any Event of Default or successive Events of Default. Upon any such occasion, the Secured Party shall be authorized to sell, lease or dispose of all or any such part of the Collateral as it shall elect and as permitted by law. The remaining Collateral shall continue as security for any other sums remaining due after such sale, lease or disposition or thereafter to become due or payable on any of the Secured Obligations.

         8.   WAIVERS.

              (a) No delay, omission or forbearance by the Secured Party in the exercise of any right, power or remedy conferred upon it herein or by law or equity, nor any continuance by the Secured Party of its performance shall be a waiver or excuse of the event giving rise to the same. The single or partial exercise of a right, power or remedy does not preclude its further exercise from time to time and as often as may be deemed expedient by the Secured Party. No waiver by the Secured Party of any Event of Default or of any right, power or remedy hereunder shall operate as a waiver of any other Event of Default, right, power or remedy on a future occasion.

              (b) Each Debtor hereby waives, releases and discharges, to the full extent permitted by law, any right which it has or may have at law, in equity or by statute, to require the Secured Party to pursue or otherwise avail itself of any rights or remedies which it has or may have against any other Person with respect to the payment of the Notes or performance of the terms, covenants and conditions of the Loan Agreement and Collateral Documents or to pursue or exhaust any of its rights or remedies with respect to any other security for the satisfaction of the Secured Obligations or the performance of the terms, covenants and conditions of the Loan Agreement. Each Debtor hereby waives and releases any right of marshalling of assets which it might otherwise have.

              (c) No failure on the part of the Secured Party to exercise, and no delay on its part in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies at law or in equity. All rights of the Secured Party, the security interests granted hereunder, and all obligations of each Debtor hereunder, shall be absolute and unconditional irrespective of:

                   (i) any lack of validity or enforceability of the Loan Agreement, the Notes, the other Collateral Documents, any other related instrument or any other agreement or instrument relating thereto;

                   (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, the Notes, the other Collateral Documents or any other related instrument; or

                   (iii) any exchange or release of, or non-perfection of any Lien or security on or in, any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Secured Obligations.

         9. DEBTORS' LIABILITY AND INDEMNITIES. Anything herein to the contrary notwithstanding, (a) each Debtor shall remain liable under all contracts and agreements included in the Collateral to the extent set forth therein to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party or the Banks of any of its or their rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Secured Party nor any Bank shall have any obligation or liability under the contracts and agreements included in the Collateral or be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Each Debtor hereby agrees to indemnify and hold harmless the Secured Party and the Banks, and their respective directors, officers, attorneys, agents and employees (all such indemnified persons, including their heirs, successors, assigns and administrators, being referred to as "Indemnified Persons" for purposes of this Section 9), from and against any and all claims, demands, losses, costs, expenses, judgments and liabilities (including liabilities for penalties) of any nature whatsoever arising in connection with this Agreement or the exercise or enforcement by the Secured Party or any other Indemnified Person of any right, power or remedy hereunder, except for losses which are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Person. In no event shall the Secured Party, any Bank or any director, officer, attorney, agent or employee of the Secured Party or any Bank be liable to such Debtor for any action, matter or thing in connection with this Agreement other than gross negligence or willful misconduct and to account for moneys actually received by the Secured Party in accordance with the terms hereof.

         10. POSSESSION OF COLLATERAL. So long as no Event of Default hereunder has occurred and is continuing, each Debtor may have and retain possession of its Collateral and use it in any lawful manner not inconsistent with the Loan Agreement, this Agreement, any Collateral Document or any policy of insurance thereon, unless possession of such Collateral by the Secured Party is necessary or appropriate to perfect the Secured Party's security interest therein.

         11. TERMINATION OF SECURITY INTERESTS. This Agreement and the security interests granted hereunder shall terminate when all amounts due and owing on account of, and all obligations and liabilities of the Debtors in respect of, the Secured Obligations shall have been fully, irrevocably and indefeasibly performed, satisfied and paid in cash, but only if the Banks shall then have no obligation or commitment to make further loans to the Borrower under the Loan Agreement. Upon the termination of the Secured Party's security interest in any Collateral, the Secured Party shall reassign and deliver to each Debtor, without recourse or representation, against such Debtor's receipt and at such Debtor's expense, such Debtor's Collateral, all cash proceeds therefrom and all Related Documents relating thereto then held by the Secured Party. Upon such termination, at the request of such Debtor and at its expense, the Secured Party shall execute and deliver to such Debtor termination statements with respect to financing statements filed hereunder. Notwithstanding the foregoing, this Agreement shall continue to be effective or be reinstated and relate back to such time as though this Agreement had always been in effect, as the case may be, if at any time any amount received by the Secured Party or any Bank in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Debtor or the Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for any Debtor or the Borrower or any substantial part of its properties, or otherwise, all as though such payments had not been made.

         12.  MISCELLANEOUS.

         12.1 CERTAIN REGULATORY REQUIREMENTS.

              (a) The Debtors shall take all action that the Secured Party may reasonably request in the exercise of its rights and remedies hereunder, which includes the right to require the Debtors after the occurrence and during the continuance of an Event of Default to transfer or assign the FCC

Licenses to any party or parties. In furtherance of this right, the Debtors shall, upon the occurrence and during the continuance of an Event of Default,
(i) cooperate fully with the Secured Party in obtaining all approvals and consents from the FCC that the Secured Party may deem necessary or advisable to accomplish any such transfer or assignment of the FCC Licenses and (ii) prepare, execute and file with the FCC any application, request for consent, certificate or instrument that the Secured Party may deem necessary or advisable to accomplish any such transfer or assignment of the FCC Licenses. If a Debtor fails to execute such applications, requests for consent, certificates or instruments, the clerk of any court that has jurisdiction over this Agreement may execute and file the same on behalf of such Debtor. To enforce the provisions of this Section, the Secured Party is authorized to request the consent or approval of the FCC to a voluntary or an involuntary transfer of control of any Debtor.

              (b)  Notwithstanding anything to the contrary contained in this
Agreement:

                   (i) the Secured Party shall not take any action hereunder that would constitute or result in any transfer of control of the FCC Licenses or any Debtor without obtaining all necessary FCC approvals. The Secured Party and the Banks shall be entitled to rely on the advice of FCC counsel selected by the Secured Party to determine whether FCC approval is required, and

                   (ii) the Secured Party shall not foreclose on, sell, transfer or otherwise dispose of, or exercise any right to control the FCC Licenses as provided herein or take any other action that would affect the operational, voting, or other control of any Debtor, unless such action is taken in accordance with the provisions of the Communications Act of 1934, as from time to time amended, and the rules, regulations and policies of the FCC.

         (c) The Debtors acknowledge that the approval of the FCC to the assignment of the FCC Licenses or the transfer of control of the Debtors is integral to the Secured Party's realization of the value of the Collateral, including the FCC Licenses, that there is no adequate remedy at law for failure by the Debtors to comply with the provisions of this Section and that such failure could not be adequately compensated by damages. Therefor, the Debtors agree that the provisions of this Section may be specifically enforced.

         12.2 RIGHT OF THE SECURED PARTY TO DEAL WITH COLLATERAL DOCUMENTS,
ETC. The Secured Party and the Banks may deal in any manner with any Collateral Document to which any Debtor is not a party in accordance with or as permitted by the terms thereof (as may be amended from time to time), subject in all cases to such approval or agreement by the parties thereto as may be required by the terms of such documents, without notice to or the consent of such Debtor, including, without limitation, in the following manner:

              (a) to modify, supplement or otherwise change any terms of the Notes, the Loan Agreement or any other Collateral Document; to grant any extension or renewal of the Notes or any other Collateral Document; to grant any other waiver or indulgence with respect to the Notes, the Loan Agreement or any other Collateral Document and to effect any release, compromise or settlement with respect to the Notes, the Loan Agreement or any other Collateral Document;

              (b) to waive rights or to enter into any agreement of forbearance with respect to the Loan Agreement, the Notes or any other Collateral Document, or with respect to all or any part of any other security for the Secured Obligations and to change the terms of such waiver or agreement of forbearance;

              (c) to consent to the substitution, exchange or release of all or any part of any other security (other than the Collateral) at any time and from time to time held by the Secured Party as security or surety for the Secured Obligations and, in the case of a substitution or exchange, whether or not the new security received by the Secured Party shall be of the same or of a different character or value from the security surrender; and

              (d) to create, or advance additional funds creating, additional obligations and liabilities secured hereby whether pursuant to the Loan Agreement or otherwise.

No action which the Secured Party may take or fail to take in accordance with or permitted by any Collateral Document to which any Debtor is not a party (as any of the foregoing may be amended from time to time) pursuant to the foregoing powers shall operate to release any of the Collateral, terminate or modify the terms of this Agreement or impose any liability on the Secured Party.

         12.3 MODIFICATION. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Debtors and the Secured Party. No waiver of any single breach or default under this Agreement shall be deemed a waiver of any other breach or default.

         12.4 SUCCESSORS AND ASSIGNS. Subject to the limitations upon the sale, lease, transfer or other disposition of the Collateral by the Debtors set forth herein and in the Loan Agreement, all of the covenants, conditions and agreements herein contained shall be binding upon the Debtors and their successors and assigns; PROVIDED, HOWEVER, that no Debtor may assign or transfer any of its rights or obligations hereunder without the prior written consent of all of the Banks and the Secured Party. This Agreement shall inure to the benefit of the permitted successors and assigns of the Secured Party and the Banks, and, in the event of any transfer or assignment of rights by the Secured party or the Banks, the rights and privileges herein conferred upon the Secured Party or the Banks shall automatically extend to and be vested in such permitted transferee or assignee, all subject to the terms and conditions hereof.

         12.5 GOVERNING LAW. THIS AGREEMENT AND THE DUTIES, RIGHTS, POWERS AND REMEDIES OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE LOCAL LAW OF ANY JURISDICTION WHERE ANY COLLATERAL IS LOCATED GOVERNS THE GRANT, PERFECTION OR ENFORCEMENT OF THE SECURITY INTERESTS AND LIENS GRANTED PURSUANT TO THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE DEBTORS AND THE SECURED PARTY ON BEHALF OF THE BANKS AND SHALL BE SUBJECT TO NO EXCEPTIONS. EACH DEBTOR HAS MADE THIS CHOICE OF GOVERNING LAW KNOWINGLY AND WILLINGLY AND UPON CONSULTATION WITH ITS COUNSEL. NEITHER THE SECURED PARTY NOR ANY DEBTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENTERED IN ALL INSTANCES.

         12.6 ENFORCEMENT. EACH DEBTOR (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF OHIO AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF OHIO, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE AGENT OR THE BANKS OR THEIR SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS

BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES AND AGREES NOT TO SEEK ANY REVIEW BY ANY COURT OF ANY OTHER JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF THE JUDGMENT OF ANY SUCH OHIO STATE OR FEDERAL COURT. EACH DEBTOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. EACH DEBTOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE AGENT AND THE BANKS. FINAL JUDGMENT AGAINST EACH DEBTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, OR IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT OR THE BANKS MAY AT THEIR OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST EACH DEBTOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE SUCH DEBTOR, OR SUCH ASSETS, MAY BE FOUND.

         12.7 JURY TRIAL WAIVER.   EACH DEBTOR AND THE SECURED PARTY WAIVES
IRREVOCABLY, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE SECURED PARTY OR ANY BANK AND SUCH DEBTOR ARISING OUT OF, IN CONNECTION WITH, RELATING TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE NOTES OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH DEBTOR AND THE SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH DEBTOR AND THE SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (UNLESS EXPRESSLY MODIFIED IN WRITING BY ALL PARIES HERETO), AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS. IN THE EVENT OF LITIGATION, THIS

AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12.8 NOTICES. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received if given in accordance with the provisions of the Loan Agreement.

         12.9 SEPARABILITY. If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         12.10 AGENT. The parties hereby acknowledge and reaffirm that the Secured Party has been designated to act as agent for the Banks. All rights and remedies of the Secured Party hereunder may be exercised by the Secured Party on behalf of, and as agent for, the Banks. The Banks may, pursuant to the terms of the Loan Agreement, appoint a successor agent, who shall, upon appointment, succeed to all the rights and obligations of the Secured Party hereunder. Each Debtor acknowledges that the rights of the Secured Party hereunder are for the benefit of each Bank, and that, upon the termination of the appointment of an agent under the Loan Agreement and the failure of the Banks to appoint a successor agent thereunder, the rights of the Secured Party under the covenants, conditions and agreements hereof shall inure to the benefit of the Banks. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Secured Party may in good faith appoint one or more other Persons, either to act as co-agent or co-agents, jointly with the Secured Party, or to act as separate agent or agents on behalf of the Secured Party and the holders of the Secured Obligations, with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Secured Party, include provisions for the protection of such co-agent or separate agent similar to the provisions herein).

         12.11 SECTION HEADINGS. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

         12.12 PRONOUNS. Any pronoun used herein shall be construed in the person, number and gender which is appropriate in the context.

         12.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         12.14 JOINDER. Upon the execution and delivery after the date hereof by any new or additional Subsidiary of an instrument in the form of ANNEX 1 attached hereto, such Subsidiary shall become a Debtor hereunder with the same force and effect as if originally named as a Debtor hereunder. The rights and obligations of each Debtor hereunder shall remain in full force and effect, notwithstanding the addition of any such new or additional Subsidiary as a party to this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Subsidiary Security Agreement on the day and year first above written.

SECURED PARTY:

KEYBANK NATIONAL ASSOCIATION,
as Agent


By: /s/ Jason R. Weaver
   ________________________________
Name : Jason R. Weaver
Title: Assistant Vice President


DEBTORS:

THE ALBANY HERALD PUBLISHING COMPANY, INC


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


GRAY KENTUCKY TELEVISION, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


GRAY REAL ESTATE & DEVELOPMENT COMPANY


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


GRAY TELEVISION MANAGEMENT, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary

GRAY TRANSPORTATION COMPANY, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


KTVE-TV, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


PORTA-PHONE PAGING, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


PORTA-PHONE PAGING LICENSEE CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


THE ROCKDALE CITIZEN PUBLISHING COMPANY


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


THE SOUTHWEST GEORGIA SHOPPER, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary

WALB LICENSEE CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WALB-TV, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WCTV LICENSEE CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WCTV OPERATING CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WJHG LICENSEE CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WJHG-TV, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary

WKYT LICENSEE CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WRDW LICENSEE CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WRDW-TV, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WVLT LICENSEE CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WVLT-TV, INC.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary


WYMT LICENSEE CORP.


By: /s/ Robert A. Beizer
   ___________________________
Name: Robert A. Beizer
Its : Secretary

                                      SCHEDULE A

                LIST OF REGISTERED COPYRIGHTS, PATENTS AND TRADEMARKS

                                         None

                                      SCHEDULE B

               LIST OF JURISDICTIONS IN WHICH ANY COLLATERAL IS LOCATED


Entity                                 County
------                                 ------

The Albany Herald Publishing           Dougherty County, Georgia
Company, Inc.
126 North Washington Street
Albany, GA  31701

Gray Kentucky Television, Inc.         Dougherty County, Georgia
[ADDRESS]                              Fayette County, Kentucky
_________________________              Franklin County, Kentucky
_________________________              Perry County, Kentucky
_________________________              Floyd County, Kentucky

Gray Real Estate & Development         Dougherty County, Georgia
Company
126 North Washington Street
Albany, GA  31701

Gray Television Management,            Dougherty County, Georgia
Inc.
126 North Washington Street
Albany, GA  31701

Gray Transportation Company,           Dougherty County, Georgia
Inc.
126 North Washington Street
Albany, GA  31701

Porta-Phone Paging, Inc.               Bay County, Florida
[ADDRESS]                              Leon County, Florida
_________________________              Houston County, Alabama
_________________________              Muscogee County, Georgia
_________________________              Bibb County, Georgia
                                       Thomas County, Georgia
                                       Lowndes County, Georgia

Porta-Phone Paging Licensee            Bay County, Florida
Corp.                                  Leon County, Florida,
[ADDRESS]                              Dougherty County, Georgia
_________________________              Houston County, Alabama
_________________________              Muscogee County, Georgia
_________________________              Bibb County, Georgia
                                       Thomas County, Georgia
                                       Lowndes County, Georgia

Entity                                 County
------                                 ------

The Rockdale Citizen                   Dougherty County, Georgia
Publishing Company                     Rockdale County, Georgia
969 South Main Street                  Gwinnett County, Georgia
Conyers, GA  30207

The Southwest Georgia Shopper,         Dougherty County, Georgia
Inc.                                   Leon County, Florida
[ADDRESS]
_________________________
_________________________
_________________________

WALB Licensee Corp.                    Dougherty County, Georgia
1709 Stuart Avenue
Albany, GA  31707

WALB-TV, Inc.
1709 Stuart Avenue
Albany, GA  31707                      Dougherty County, Georgia

WCTV Licensee Corp.                    Leon County, Florida
[ADDRESS]                              Dougherty County, Georgia
_________________________              Thomas County, Georgia
_________________________
_________________________

WCTV Operating Corp.                   Leon County, Florida
[ADDRESS]                              Dougherty County, Georgia
_________________________              Thomas County, Georgia
_________________________
_________________________

WJHG Licensee Corp.                    Bay County, Florida
8195 Front Beach Road                  Dougherty County, Georgia
Panama City, FL  32407

WJHG-TV, Inc.                          Bay County, Florida
8195 Front Beach Road                  Dougherty County, Georgia
Panama City, FL  32407

WKYT Licensee Corp.                    Fayette County, Kentucky
[ADDRESS]                              Perry County, Kentucky
_________________________              Franklin County, Kentucky
_________________________              Floyd County, Kentucky
_________________________              Dougherty County, Georgia

Entity                                 County
------                                 ------

WRDW Licensee Corp.                    Fayette County, Kentucky
[ADDRESS]                              Perry County, Kentucky
_________________________              Franklin County, Kentucky
_________________________              Floyd County, Kentucky
_________________________              Dougherty County, Georgia

WRDW-TV, Inc.                          Dougherty County, Georgia
[ADDRESS]                              Aiken County, South Carolina
_________________________
_________________________
_________________________

WKXT Licensee Corp.                    Knox County, Tennessee
6516 Papermill Road                    Dougherty County, Georgia
Knoxville, TN  37919

WKXT-TV, Inc.                          Knox County, Tennessee
6516 Papermill Road                    Dougherty County, Georgia
Knoxville, TN  37919

WYMT Licensee Corp.                    Floyd County, Kentucky
[ADDRESS]                              Dougherty County, Georgia
_________________________
_________________________
_________________________

                                       ANNEX 1


         SUPPLEMENT NO. ___, dated as of ________________, to the Subsidiary Security Agreement, dated as of September __, 1996 (the "AGREEMENT"), by and among the Subsidiaries of Gray Communications Systems, Inc. and KeyBank National Association, as agent (all capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Agreement as the same may be hereafter amended or supplemented from time to time).

         The undersigned (the "NEW DEBTOR") is a Subsidiary of the Borrower and is executing this Supplement in accordance with the requirements of the Loan Agreement and of the Agreement to become a Debtor under the Agreement as additional consideration for any Loans previously made.

         Accordingly, the New Debtor agrees as follows:

              (a) In accordance with Section 12.14 of the Agreement, the New Debtor by signing below hereby agrees to become a Debtor under the Agreement with the same force and effect as if originally named therein as a Debtor, and the New Debtor hereby agrees to all of the terms and conditions of the Agreement applicable to it as a Debtor thereunder. Each reference to a "DEBTOR" or the "DEBTORS" in the Agreement shall be deemed to include the New Debtor, and the Agreement is hereby incorporated by this reference.

              (b) This Supplement shall become effective upon the execution hereof by the New Debtor and the delivery of this Supplement to the Agent.

              (c) Except as expressly supplemented hereby, the Agreement shall remain in full force and effect.

              (d) This Supplement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Ohio without regard to the conflicts of law principles thereof.

         IN WITNESS WHEREOF, the New Debtor has signed and delivered this Supplement to the Agreement as of the day and year first above written.

                                                  ______________________________

                                             By:________________________________
                                             Name :_____________________________
                                             Title:_____________________________